UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

BioClinica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11182	11-2872047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

826 Newtown-Yardley Road, Newtown, PA 18940

(Address of principal executive offices)

Registrant’s telephone number, including area code: (267) 757-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 13, 2013, BioClinica, Inc. (the “Company”) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the merger of BC Acquisition Corp. (“Purchaser”) with and into the Company (the “Merger”) in accordance with the terms of the Agreement and Plan of Merger, dated as of January 29, 2013, among the Company, BioCore Holdings, Inc. (“Parent”) and Purchaser (the “Merger Agreement”) and the Delaware General Corporation Law (the “DGCL”), and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration (the “Form 25”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the shares of Common Stock, par value $0.00025 per share, of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, par value $0.00025 per share (collectively, the “Shares”).  Pursuant to Rule 12d2-2 under the Exchange Act, the delisting of Shares from NASDAQ will be effective on March 23, 2013 and the Company’s reporting obligations under Section 12(b) of the Exchange Act will be suspended as of that date.  Trading of the Shares on NASDAQ ceased as of the close of trading on March 13, 2013.  The Shares will be deregistered under Section 12(b) of the Exchange Act no later than ninety (90) days, or such shorter period as the SEC may determine, after the date of the Form 25.  The Company intends to file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s remaining reporting obligations under the Exchange Act, which filing will result in the immediate suspension of such reporting obligations.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the option (the “Top-Up Option”) granted to Purchaser in the Merger Agreement to purchase directly from the Company newly-issued Shares, the Company issued to Purchaser 3,000,000 Shares (the “Top-Up Shares”) for an aggregate purchase price of $21,750,000, of which $750 was paid in cash (which cash amount represents the aggregate par value of the Top-Up Shares) and the balance of which was paid by delivery of a promissory note.  The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

On March 11, 2013, Purchaser completed its tender offer (the “Offer”) for all outstanding Shares of the Company, at a price of $7.25 per Share, net to the seller in cash (less any required withholding taxes) (the “Offer Price”) pursuant to the terms of the Merger Agreement.  The Offer expired at 12:00 midnight, New York City time, at the end of March 11, 2013.  The Company was advised by the depositary for the Offer that, as of the expiration time of the Offer, a total of 13,912,736 Shares, representing approximately 88.327% of the outstanding Shares, had been validly tendered and not withdrawn pursuant to the Offer (in addition to 2,252 Shares delivered through notices of guaranteed delivery). All Shares that were validly tendered in the Offer and not properly withdrawn were accepted for payment.

Upon the purchase of the Top-Up Shares on March 13, 2013, Purchaser held a total of no less than 16,912,736 Shares, representing not less than 90.194% of the outstanding Shares.

As a result of the purchase of Shares in the Offer and the exercise of the Top-Up Option as described above, Purchaser accomplished the Merger pursuant to the “short-form” merger procedures in Section 253 of the DGCL.  Following the Merger, the Company became a wholly-owned subsidiary of Parent, and each outstanding Share (other than Shares held by Purchaser and Shares with respect to which appraisal rights are demanded and perfected) was cancelled and converted into the right to receive $7.25 per Share, in cash (less any required withholding taxes) (the “Merger Consideration”).

The $100,872,411 in aggregate cash consideration payable to holders of Shares tendered during the Offer, and all cash payable with respect to Shares that were converted into the right to receive the Merger Consideration upon the effective time of the Merger was provided through an aggregate of $123,000,000 in equity contributions from JLL Partners Fund VI, L.P., Ampersand 2006 Limited Partnership, Ampersand 2011 Limited Partnership, SV Life Sciences Fund V, L.P., SV Life Sciences Fund V Strategic Partners, L.P. and certain other investors, each of whom is an equity holder in JLL ICE Holdings, LLC, of which Parent is an indirect wholly-owned subsidiary, the issuance of debt to one of Parent’s affiliates, and cash on hand at the Company.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation on Schedule 14D-9 originally filed by the Company with the SEC on February 11, 2013 (the “Schedule 14D-9”), which is included as Exhibit 20.1 to this report, and (ii) the Tender Offer Statement on Schedule TO originally filed by Purchaser with the SEC on February 11, 2013 (the “Schedule TO”), which is included as Exhibit 20.2 to this report, and such information is incorporated herein by reference.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on January 30, 2013.

The information set forth below in Item 5.02 is incorporated by reference into this Item 5.01.

Copies of the joint press releases issued by the Company and JLL Partners, Inc. on March 12, 2013, announcing Purchaser’s acceptance for payment of Shares validly tendered prior to the expiration of the Offer and on March 14, 2013, announcing the completion of the Merger are attached as Exhibits 99.1 and 99.2 hereof and are incorporated by reference herein.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In accordance with the Merger Agreement, as of the effective time of the Merger, designees of Purchaser became directors of the Company, replacing Jeffery H. Berg, Ph.D., Martin M. Coyne, E. Martin Davidoff, Marcella LoCastro, David E. Nowicki, D.M.D., Adeoye Y. Olukotun, M.D., Wallace P. Parker and John P. Repko as directors of the Company.  None of these directors was removed from the Board because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

As of March 13, 2013, Paul S. Levy, Michel Lagarde, Dan Agroskin, Andrew Goldfarb, Richard A. Charpie each assumed the role of director of the Company. Information about the new directors is contained in Annex I to the Schedule 14D-9. At the time Messrs. Levy, Lagarde, Agroskin, Goldfarb and Charpie assumed the role of director it had not been determined which committees, if any, of the Board of Directors of the Company on which Messrs. Levy, Lagarde, Agroskin, Goldfarb and Charpie would serve. Mark L. Weinstein, who was a director of the Company immediately prior to the effective time of the Merger was appointed as a director of Purchaser immediately prior to the effective time of the Merger, and accordingly remained a director of the Company following the Merger.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on January 30, 2013.

The other information required by Item 5.02 of Form 8-K is contained in the Schedule 14D-9, including the Information Statement comprising Annex I thereto, which is included as Exhibit 20.1 to this report, and such information is incorporated herein by reference.

ITEM 5.03.  AMENDMENTS TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 13, 2013, at the effective time of the Merger and pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation was amended (the “Amended Charter”).  Also, on March 13, 2013, at the effective time of the Merger and pursuant to the terms of the Merger Agreement, amended and restated Bylaws of the Company (“Amended Bylaws”) were adopted.

The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively,

and are incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On March 12, 2013, the Company and JLL Partners, Inc. issued a joint press release announcing that Purchaser accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer, and that the payment for such Shares would be made promptly, in accordance with the terms of the Offer.  On March 14, 2013, the Company and JLL Partners, Inc. issued a joint press release announcing the completion of the Merger.  Copies of these press releases are attached as Exhibit 99.1 and 99.2 hereto and are incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

3.1	Amended Certificate of Incorporation of BioClinica, Inc., dated as of March 13, 2013.

3.2	Amended and Restated By-Laws of BioClinica, Inc., adopted as of March 13, 2013.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of BioClinica, Inc. (incorporated by reference in its entirety as originally filed with the SEC on February 11, 2013).

20.2	Tender Offer Statement on Schedule TO of BC Acquisition Corp. (incorporated by reference in its entirety as originally filed with the SEC on February 11, 2013).

99.1

Joint Press Release, dated March 12, 2013 (incorporated by reference to Exhibit a(5)(A) to the Tender Offer Statement on Schedule TO, as amended, filed with the Securities and Exchange Commission by Purchaser on February 11, 2013).

99.2	Joint Press Release, dated March 14, 2013.

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

BIOCLINICA, INC.

	By:	/s/ Mark L. Weinstein
	Name:	Mark L. Weinstein
	Title:	President and Chief Executive Officer

Dated: March 14, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended Certificate of Incorporation of BioClinica, Inc., dated as of March 13, 2013.

3.2	Amended and Restated By-Laws of BioClinica, Inc., adopted as of March 13, 2013.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of BioClinica, Inc. (incorporated by reference in its entirety as originally filed with the SEC on February 11, 2013).

20.2	Tender Offer Statement on Schedule TO of BC Acquisition Corp. (incorporated by reference in its entirety as originally filed with the SEC on February 11, 2013).

99.1

Joint Press Release, dated March 12, 2013 (incorporated by reference to Exhibit a(5)(A) to the Tender Offer Statement on Schedule TO, as amended, filed with the Securities and Exchange Commission by Purchaser on February 11, 2013).

99.2	Join Press Release, dated March 14, 2013.